THE GABELLI MATHERS FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003



                                                               [GRAPHIC OMITTED]

                                                  PICTURE OF HENRY G. VAN DER EB

                                                        HENRY G. VAN DER EB, CFA

TO OUR SHAREHOLDERS,

      Alternating bursts of optimism and pessimism over daily events and the ultimate outcome of the complex war with Iraq drove the volatile price action of stocks, bonds, oil, and gold during the first quarter. In March, a pre-war rally briefly turned the year to date change in the S&P 500 positive but the ensuing sell off caused this unmanaged benchmark index to post a (3.15)% total return for the quarter compared to (0.37)% for the Gabelli Mathers Fund.

      Before the war, Alan Greenspan maintained that geopolitical uncertainties were holding a resilient U.S. economy back. In post-war testimony he qualified his previous optimism saying, "the economy is positioned to expand at a noticeably better pace than it has during the past year, though the timing and extent of that improvement remain uncertain". The post Saddam era started sooner than expected, but so far initial economic reports have disappointed expectations for a quick bounce.

BOXED IN

      President Bush, seeking support for his aggressive $726 billion fiscal stimulus package and to avoid his father's political fate, offered Mr. Greenspan an unprecedented fifth term starting in June 2004. The 78 year old Fed Chairman accepted, but repeated his position that he could not totally support the Administration's proposed tax cuts or the elimination of the double taxation of dividends unless Congress matched the Federal revenue shortfall with spending cuts. Mr. Greenspan cited a recent Fed study which concluded that chronic Federal budget deficits raise long-term interest rates. Warren Buffett has also expressed reservations about the Bush plan to eliminate the dividend tax.

      From an investment perspective, the current budget debate underscores the reality that U.S. policymakers are simply out of effective monetary and fiscal options to stimulate the economy. Additional interest rate reductions will have a minimal impact since the 1.25% Fed funds rate is close to zero. Massive fiscal stimulus will balloon the budget deficit, exacerbate the current account deficit and cause a run on the U.S. dollar that can only be stopped by a 1987 type interest rate spike. With no new fiscal stimulus, the U.S. is now borrowing about $2 billion a day to cover the combined budget and current account deficits. With the twin deficits approaching $1 trillion, the U.S. economy, with high debt and low savings, simply cannot afford another round of debt-financed consumption.

THIRD ANNIVERSARY

      The stock market bubble, as measured by most major U.S. stock indices, topped out three years ago in March of 2000. The S&P 500's total return from its record closing high on March 24, 2000 to its closing low on March 12, 2003 is (45.10)% versus (4.54)% for the Gabelli Mathers Fund. The bear market table below shows the percentage declines (excluding dividends) for various stock indices from all-time closing highs to their March 12, 2003 closes.

S&P SMALL CAP 600 (32.7)%  DOW JONES TRANS. (48.4)%     NASDAQ COMPOSITE (74.7)%
DOW JONES IND. (35.6)      DOW JONES UTILITY (52.7)     SOXX SEMI. INDEX (78.4)
RUSSELL 2000 (42.9)        FINANCIAL TIMES 100 (52.9)   NASDAQ 100 (79.4)
S&P 500 INDEX (47.4)       VALUELINE COMP. (GEO) (54.6) NIKKEI 225 (79.6)
WILSHIRE 5000 (48.3)       BIOTECH INDEX (61.0)         INTERNET INDEX (88.4)

CYCLICAL BULL?

      History suggests that U.S. stocks have entered a secular bear market that could last about 15 years, similar to the one the Japanese Nikkei 225 has been experiencing since 1989. Secular bear markets contain cyclical, or short term bull markets that temporarily retrace some of the previous decline before the downtrend re-asserts itself. After three down years, a bull is statistically due.

      The fast resolution of the military phase of the war with Iraq and the sharp drop in the price of oil are short-term pluses for stocks and the economy. They have, however, been somewhat discounted by the post war rally. Oil at $26 a barrel is about where it was last fall before the markets took Mr. Bush's resolve toward Saddam Hussein seriously. Also, the cost of the war is now an ongoing expense that will add to the growing Federal budget deficit and crimp Mr. Bush's tax cut flexibility.

      The U.S. economy's structural imbalances and systemic risks, which are detailed in the Fund's 2002 Annual Report, remain. Some have clearly deteriorated over the past six months as real GDP growth has stalled below the critical 2% level. Despite six consecutive quarters of real GDP growth since the third quarter of 2001, the National Bureau of Economic Research, the final arbiter of when U.S. recessions begin and end, has yet to declare the end of the recession that officially began in March of 2001. Historically, stocks take their cue from the economy, so the cyclical bull may have to wait in the wings, at least for a while.

                                         Sincerely,

                                         /S/ Henry G. Van der Eb

                                         Henry G. Van der Eb, CFA
                                         President and Portfolio Manager
May 1, 2003

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

      The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2003, as was the case in 2002. Capital gains realized on investments in 2004 and future years are expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable distributions from capital gains until such time.

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND

                               LOGARITHMIC CHART

                      DATA FOR $10,000 CHART IN Q1 REPORT

                  GABELLI
                  MATHERS
                   FUND     S&P CASH

         '65       10,000    10,000
         '66       12,367    10,081
         '67       16,072    10,553
         '68       19,667    10,896
         '69       30,168    12,642
         '70       26,606    11,541
         '71       32,957    13,397
         '72       38,945    14,764
         '73       32,654    15,799
         '74       25,146    13,779
         '75       23,495    12,819
         '76       32,600    16,448
         '77       38,331    16,401
         '78       45,328    15,623
         '79       56,392    18,752
         '80       68,345    19,897
         '81      111,725    27,829
         '82       83,402    24,230
         '83      116,692    34,895
         '84      119,234    37,967
         '85      133,809    45,084
         '86      180,148    62,078
         '87      221,514    78,371
         '88      242,535    71,838
         '89      275,115    84,837
         '90      293,719   101,163
         '91      329,953   115,741
         '92      340,871   128,474
         '93      357,191   148,001
         '94      357,778   150,171
         '95      354,540   173,516
         '96      365,010   229,171
         '97      369,287   275,590
         '98      378,029   406,389
         '99      365,109   481,948
         '00      387,817   568,429
         '01      410,894   445,189
         '02      416,249   446,310
         '03      367,459   335,779

PERCENT AVERAGE ANNUAL TOTAL RETURNS *

                       1 YR    5 YRS  10 YRS  20 YRS  25 YRS  30 YRS  37 YRS **

GABELLI MATHERS FUND  (11.72)  (0.56)   0.29   5.90    8.73    8.40     10.21
Standard & Poor's 500 (24.76)  (3.77)   8.53  11.99   13.06   10.72      9.90

   * All periods ended 3-31-03. Average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index of stock market performance.

  ** From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the Portfolio Manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite and other indices shown on page 2 are unmanaged indicators of stock market performance.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
            COMMON STOCKS -- 0.6%
            CONSUMER PRODUCTS -- 0.0%
       500  Royal Appliance Manufacturing Co.+ .. $   3,670
                                                  ---------
            FOOD AND BEVERAGE -- 0.0%
       500  Panamerican Beverages Inc., Cl. A ...    10,840
                                                  ---------
            HEALTH CARE -- 0.6%
     1,000  Baxter International Inc. ...........    18,640
    40,000  Humana Inc.+ ........................   384,000
       500  Pharmacia Corp. .....................    21,650
                                                  ---------
                                                    424,290
                                                  ---------
            HEALTH CARE: PHARMACEUTICALS -- 0.0%
       500  Scios Inc.+ .........................    22,030
                                                  ---------
            TOTAL COMMON STOCKS .................   460,830
                                                  ---------

-------------------------
 (a) Collateralized by U.S. Treasury Bond, 7.500%, due 11/15/16, market value $2,793,157.
 (b) Collateralized by U.S. Treasury Bond, 14.00%, due 11/15/11, market value $6,120,043.
 (c) At March 31, 2003, $18,000,000 of the principal amount was pledged as collateral for short sale securities.
 +    Non-income producing  security.
 ++   Represents  annualized  yield at date of purchase.

  PRINCIPAL                                        MARKET
   AMOUNT                                           VALUE
  ---------                                        ------
            U.S. GOVERNMENT OBLIGATIONS -- 89.0%
$70,000,000 U.S. Treasury Bills,
              1.170%++, 04/17/03 (c) .......... $69,963,600
                                                -----------
            REPURCHASE AGREEMENTS -- 11.1%
  2,735,883 State Street Bank and Trust Co.,
              1.260%, dated 03/31/02,
              due 04/01/03, proceeds at
              maturity, $2,735,979 (a) ........   2,735,883
  6,000,000 Warburg Dillon Reed,
              1.310%, dated 03/31/02,
              due 04/01/03, proceeds at
              maturity, $6,000,218 (b) ........   6,000,000
                                                -----------
            TOTAL REPURCHASE AGREEMENTS .......   8,735,883
                                                -----------
            TOTAL INVESTMENTS -- 100.7%
              (Cost $79,191,407) ..............  79,160,313

            OTHER ASSETS AND
              LIABILITIES (NET) -- (0.7)% .....    (567,521)
                                                -----------
            NET ASSETS -- 100.0% .............. $78,592,792
                                                ===========

    SHARES  COMMON STOCKS                       MARKET VALUE
    ------  -------------                       ------------
            SECURITIES SOLD SHORT
     1,000  Fannie Mae ........................ $   (65,350)
       700  Pfizer Inc. .......................     (21,812)
     2,000  Sherwin Williams Co. ..............     (52,860)
    20,000  Tiffany & Co. .....................    (500,000)
     2,000  Toro Co. ..........................    (140,100)
                                                -----------

            TOTAL SECURITIES SOLD SHORT ....... $  (780,122)
                                                ===========

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GABELLI FUNDS AND YOUR PERSONAL PRIVACY
================================================================================

WHO ARE WE?

      The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

      If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services - like a transfer agent - we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

      We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

      We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.
                                BOARD OF TRUSTEES

   Mario J. Gabelli, CFA                      Anthony R. Pustorino
   CHAIRMAN AND CHIEF                         CERTIFIED PUBLIC ACCOUNTANT
   INVESTMENT OFFICER                         PROFESSOR, PACE UNIVERSITY
   GABELLI ASSET MANAGEMENT INC.

   E. Val Cerutti                             Werner J. Roeder, MD
   CHIEF EXECUTIVE OFFICER                    VICE PRESIDENT/MEDICAL AFFAIRS
   CERUTTI CONSULTANTS, INC.                  LAWRENCE HOSPITAL CENTER

   Anthony J. Colavita                        Henry G. Van der Eb, CFA
   ATTORNEY-AT-LAW                            PRESIDENT AND CHIEF
   ANTHONY J. COLAVITA, P.C.                  EXECUTIVE OFFICER
                                              THE GABELLI MATHERS FUND

   Vincent D. Enright                         Anthonie C. van Ekris
   FORMER SENIOR VICE PRESIDENT               MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER                BALMAC INTERNATIONAL, INC.
   KEYSPAN ENERGY CORP.

   Karl Otto Pohl
   FORMER PRESIDENT
   DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER

   Henry G. Van der Eb, CFA                   Anne E. Morrissy, CFA
   PRESIDENT AND                              EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                            James E. McKee
   EXECUTIVE VICE PRESIDENT                   SECRETARY
   AND TREASURER

   Heidi M. Stubner                           Edith L. Cook
   VICE PRESIDENT                             VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q103SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
MATHERS
FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003